FORM 10f-3	FUND:  	PaineWebber Mid
Cap
Fund

Record of Securities Purchased Under the
Fund's Rule
10f-3 Procedures


1.	Issuer:  US Internet Working

2.	Date of Purchase:  4/8/99
	3.  Date offering commenced:
4/8/99

4.	Underwriters from whom purchased:
First
Boston

5.	"Affiliated Underwriter" managing
or
participating in syndicate:  PaineWebber


6.	Aggregate principal amount of
purchase:
46,200

7.	Aggregate principal amount of
offering:
$126,000,000

8.	Purchase price (net of fees and
expenses):
$21.00

9.	Initial public offering price:
$21.00

10.	Commission, spread or profit:
	%
	$.89

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an
issue registered under the Securities
Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior
to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by
each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same
period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if applicable) did
not
exceed 25% of the principal amount of
the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of the
capitalized
terms above.  In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Antony J. Scott
		Date:  5-5-99


FORM 10f-3	FUND:  	PaineWebber Mid
Cap
Fund

Record of Securities Purchased Under the
Fund's Rule
10f-3 Procedures


1.	Issuer:  North Point
Communications

2.	Date of Purchase:  5/5/99
	3.  Date offering commenced:
5/5/99

4.	Underwriters from whom purchased:
Goldman Sachs

5.	"Affiliated Underwriter" managing
or
participating in syndicate:  PaineWebber


6.	Aggregate principal amount of
purchase:
10,000

7.	Aggregate principal amount of
offering:
13,000,000

8.	Purchase price (net of fees and
expenses):
$24.00

9.	Initial public offering price:
$24.00

10.	Commission, spread or profit:
	%
	$1.00

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an
issue registered under the Securities
Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior
to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by
each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same
period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if applicable) did
not
exceed 25% of the principal amount of
the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of the
capitalized
terms above.  In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Antony J. Scott
		Date:  6-2-99

FORM 10f-3	FUND:  	PaineWebber Mid
Cap
Fund

Record of Securities Purchased Under the
Fund's Rule
10f-3 Procedures


1.	Issuer:  Scientific Corp.

2.	Date of Purchase:  5/13/99
	3.  Date offering commenced:
5/14/99

4.	Underwriters from whom purchased:
Morgan Stanley

5.	"Affiliated Underwriter" managing
or
participating in syndicate:  PaineWebber


6.	Aggregate principal amount of
purchase:
2,000

7.	Aggregate principal amount of
offering:
3,000,000

8.	Purchase price (net of fees and
expenses):
$20.00

9.	Initial public offering price:
$20.00

10.	Commission, spread or profit:
	%
	$.84

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an
issue registered under the Securities
Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior
to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by
each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same
period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if applicable) did
not
exceed 25% of the principal amount of
the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of the
capitalized
terms above.  In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Antony J. Scott
		Date:  5-14-99

FORM 10f-3	FUND:  	PaineWebber Mid
Cap
Fund

Record of Securities Purchased Under the
Fund's Rule
10f-3 Procedures


1.	Issuer:  DLJ Direct Inc.

2.	Date of Purchase:  5/25/99
	3.  Date offering commenced:
5/26/99

4.	Underwriters from whom purchased:
Donaldson Lufkin

5.	"Affiliated Underwriter" managing
or
participating in syndicate:  PaineWebber


6.	Aggregate principal amount of
purchase:
9,800

7.	Aggregate principal amount of
offering:
16,000,000

8.	Purchase price (net of fees and
expenses):
$20.00

9.	Initial public offering price:
$20.00

10.	Commission, spread or profit:
	%
	$.81

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an
issue registered under the Securities
Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior
to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by
each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same
period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if applicable) did
not
exceed 25% of the principal amount of
the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of the
capitalized
terms above.  In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Antony J. Scott
		Date:  5/26/99


FORM 10f-3	FUND:  	PaineWebber Mid
Cap
Fund

Record of Securities Purchased Under the
Fund's Rule
10f-3 Procedures


1.	Issuer:  Go To. com

2.	Date of Purchase:  6/18/99
	3.  Date offering commenced:
6/18/99

4.	Underwriters from whom purchased:
Donaldson Lufkin

5.	"Affiliated Underwriter" managing
or
participating in syndicate:  PaineWebber


6.	Aggregate principal amount of
purchase:
12,000

7.	Aggregate principal amount of
offering:
6,000,000

8.	Purchase price (net of fees and
expenses):
$15.00

9.	Initial public offering price:
$15.00

10.	Commission, spread or profit:
	%
	$.63

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an
issue registered under the Securities
Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior
to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by
each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same
period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if applicable) did
not
exceed 25% of the principal amount of
the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary
of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions of the
capitalized
terms above.  In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Antony J. Scott
		Date:  6/21/99

FORM 10f-3	FUND:  	PaineWebber Mid
Cap
Fund

Record of Securities Purchased Under the
Fund's Rule
10f-3 Procedures


1.	Issuer:  Martha Stewart Living


2.	Date of Purchase:  10/18/99
	3.  Date offering commenced:
10/18/99

4.	Underwriters from whom purchased:
Morgan Stanley

5.	"Affiliated Underwriter" managing
or
participating in syndicate:  PaineWebber


6.	Aggregate principal amount of
purchase:
1,000

7.	Aggregate principal amount of
offering:
7,200,000

8.	Purchase price (net of fees and
expenses):
$18.00

9.	Initial public offering price:
$18.00

10.	Commission, spread or profit:
	%
	$.76

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an
issue registered under the Securities
Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior
to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by
each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same
period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if applicable) did
not
exceed 25% of the principal amount of
the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary
of the sales.

Note:  Refer to the Rule 10f-3
Procedures for the definitions of the
capitalized
terms above.  In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Antony J. Scott
		Date:  10-28-99


FORM 10f-3	FUND:  	PaineWebber Mid
Cap
Fund

Record of Securities Purchased Under the
Fund's Rule
10f-3 Procedures


1.	Issuer:  Data Return Corp.

2.	Date of Purchase:  10/28/99
	3.  Date offering commenced:
10/27/99

4.	Underwriters from whom purchased:
Bear
Stearns

5.	"Affiliated Underwriter" managing
or
participating in syndicate:  PaineWebber


6.	Aggregate principal amount of
purchase:
9,500

7.	Aggregate principal amount of
offering:
6,250,000

8.	Purchase price (net of fees and
expenses):
$13.00

9.	Initial public offering price:
$13.00

10.	Commission, spread or profit:
	%
	$.55

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an
issue registered under the Securities
Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior
to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by
each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same
period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if applicable) did
not
exceed 25% of the principal amount of
the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary
of the sales.

Note:  Refer to the Rule 10f-3
Procedures for the definitions of the
capitalized
terms above.  In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Antony J. Scott
		Date:  10-28-99

FORM 10f-3	FUND:  	PaineWebber Mid
Cap
Fund

Record of Securities Purchased Under the
Fund's Rule
10f-3 Procedures


1.	Issuer:  Calpine Corp.

2.	Date of Purchase:  10/28/99
	3.  Date offering commenced:
10/27/99

4.	Underwriters from whom purchased:
First
Boston

5.	"Affiliated Underwriter" managing
or
participating in syndicate:  PaineWebber


6.	Aggregate principal amount of
purchase:
25,000

7.	Aggregate principal amount of
offering:
7,200,000

8.	Purchase price (net of fees and
expenses):
$46.3125

9.	Initial public offering price:
$46.3125

10.	Commission, spread or profit:
	%
	$1.00

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an
issue registered under the Securities
Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior
to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the price paid by
each
other purchaser in the offering.
d. The underwriting was a firm
commitment underwriting.

X


X

X




e. The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same
period.
f. The issuer of the securities and any
predecessor have been in continuous
operations for not less than three
years.
g. The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if applicable) did
not
exceed 25% of the principal amount of
the offering.
h. No Affiliated Underwriter was a
direct or indirect participant in or
beneficiary
of the sales.

Note:  Refer to the Rule 10f-3
Procedures for the definitions of the
capitalized
terms above.  In particular, "Affiliated
Underwriter" is defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber Incorporated.  In
the
case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.



X


X



X


X


Approved:  /s/ Antony J. Scott
		Date:  10-28-99